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                          FORM 8-K


              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): October 11, 2000





                  CROWN CENTRAL PETROLEUM CORPORATION
        (Exact name of registrant as specified in its charter)



     Maryland                    1-1059         52-0550682
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation)             File Number)   Identification No.)


         One North Charles Street
         Baltimore, Maryland                   21201
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:(410)539-7400


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Item 5.   Other Events


     On October 11, 2000 Crown Central Petroleum Corporation (CNPa and CNPb on the American Stock Exchange) and the Paper, Allied-Industrial, Chemical and Energy Workers International Union (PACE) released a joint statement announcing that they had reached a tentative collective bargaining agreement subject to ratification by the local bargaining unit and that PACE will end its "corporate campaign" against Crown that was begun by its affiliate, the Oil, Chemical, and Atomic Workers (OCAW) International Union. Under the agreement, PACE will end all boycott activities and resolve all litigation with Crown. PACE and Crown also tentatively agreed to a new collective bargaining agreement and the four and one-half year lockout at the Pasadena, Texas refinery will come to an end.







Item 7(c)     EXHIBITS

Exhibit No.     Description
-----------     ----------

    99          Press Release dated October 11, 2000


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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CROWN CENTRAL PETROLEUM CORPORATION
                         (Registrant)


                         By: /s/ John E. Wheeler, Jr.
                             ------------------------
                         Name:  John E. Wheeler, Jr.
                         Title: Executive Vice President --
                                Chief Financial Officer


Dated:  October 11, 2000



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                             EXHIBIT INDEX
                             -------------


      Exhibit No.        Description

         99              Press Release dated October 11, 2000